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                                                                  EXHIBIT 10(r)

                      AMENDMENT TO THE TERM LOAN AGREEMENT
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    THIS FIRST AMENDMENT dated as of May 9, 1997 to the Agreement dated as of June 25, 1996 (collectively, the "Agreement") between INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") and BANQUE NATIONALE DE PARIS ("BNP")

    WITNESS the following:

    WHEREAS the Borrower has requested that BNP amend the Agreement to modify certain covenants and restrictions for a temporary period; and

    WHEREAS BNP is willing to approve such modifications of these covenants and restrictions for a temporary period;

    NOW, THEREFORE, BNP and the Borrower agree as follows:

    1. FINANCIAL CONDITION. BNP and the Borrower agree that the ratio of "consolidated Debt to consolidated Effective Tangible Net Worth" contained in
Section 5.14 (b) shall be amended. To that end, Section 5.14 (b) is hereby modified to delete the ratio of .90 to 1, and to insert in its place the following:

         1.00 to 1 for the three months ended 6/30/97
         1.00 to 1 for the six months ended 12/31/97
         .95 to 1 for the six months ended 6/30/98
         .90 to 1 for the remainder of the Agreement.

    2. FINANCIAL CONDITION. BNP and the Borrower agree that the definition of "Consolidated Operating Loss" contained in Section 5.16 shall be amended. To that end, the following language is added to Section 5.16:

         For purposes of this covenant, the definition of "Consolidated Operating Loss", as defined under GAAP, shall be modified to exclude a one-time charge of up to $80 million for restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997. Such charges shall include associated inventory write-downs of up to $5 million.

    3. FINANCIAL CONDITION. BNP and the Borrower agree that the definition of "net income" contained in Section 5.14 (d) shall be amended. To that end, the following language is added to Section 5.14 (d):

         For purposes of this covenant, the definition of net

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         income, as defined under GAAP, shall be modified
         to exclude a one-time charge of up to $60 million for non-cash restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997.

    4. REPRESENTATIONS AND WARRANTIES. In order to induce to enter into this First Amendment and to modify the Agreement in the manner provided in this First Amendment, the Borrower hereby warrants that (i) the representation and warranties contained in Section 4 of the Agreement are true and correct on the date of this First Amendment, and (ii) no Event of Default, as specified in Section 6 of the Agreement and, except as disclosed by the Borrower to its domestic banks on May 2, 1997, no event which with notice of lapse of time or both would become such an Event of Default, has occurred and is continuing on the date of the Amendment.

    5. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this First Amendment, the Agreement shall continue to be and shall remain in full force and effect.

    IN WITNESS WHEREOF, BNP and the Borrower by their respective duly authorized officers or representatives have caused this Amendment to be duly executed as of the day and year first written above.

                                       INTERNATIONAL RECTIFIER CORPORATION

                                       By:  /s/ MICHAEL P. MCGEE
                                           ------------------------------------

                                    Title:  V.P. + CHIEF FINANCIAL OFFICER
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                                       BANQUE NATIONALE DE PARIS

                                       By:  /s/ C. BETTLES
                                           ------------------------------------

                                    Title:  SVP.
                                           ------------------------------------

                                       By:  /s/ TJALLING TERPSTRA
                                           ------------------------------------

                                    Title:  V.P.
                                           ------------------------------------